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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 15, 1997 included in Radiant Systems, Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 1996 and to all references to our Firm included in this registration statement.





/S/ ARTHUR ANDERSEN LLP





Atlanta, Georgia,
November 24, 1997